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                                                                 Exhibit 23.2(4)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 16, 1997 covering the audited financial statements of The Shaw Group Inc. included in its Form 8-K dated June 17, 1997 and to all references to our Firm included in this registration statement.



                                          HANNIS T. BOURGEOIS & CO., L.L.P.


                                          /s/ Hannis T. Bourgeois & Co., L.L.P.
                                          -------------------------------------


Baton Rouge, Louisiana
July 1, 1997